Exhibit 99.1

Concentrix Reports Third Quarter 2022 Results

Raises Quarterly Dividend 10 Percent

Newark, Calif., September 28, 2022 – Concentrix Corporation (NASDAQ: CNXC), a leading global provider of customer experience (CX) solutions and technology, today announced financial results for the fiscal third quarter ended August 31, 2022. The Company also announced that the Board of Directors has declared a 10 percent increase in its regular quarterly dividend to $0.275 per share.

	Three Months Ended
	August 31, 2022	August 31, 2021	Change
Revenue ($M)	$1,579.6	$1,397.3	13.1%
Operating income ($M)	$157.5	$151.4	4.0%
Non-GAAP operating income ($M) (1)	$221.5	$181.6	22.0%
Operating margin	10.0%	10.8%	-80 bps
Non-GAAP operating margin (1)	14.0%	13.0%	100 bps
Net income ($M)	$106.7	$109.8	(2.8)%
Non-GAAP net income ($M) (1)	$154.4	$131.7	17.2%
Adjusted EBITDA ($M) (1)	$258.4	$214.8	20.3%
Adjusted EBITDA margin (1)	16.4%	15.4%	100 bps
Diluted earnings per common share	$2.04	$2.08	(1.9)%
Non-GAAP diluted earnings per common share (1)	$2.95	$2.49	18.5%
(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.

Third Quarter Fiscal 2022 Highlights:
•Revenue was $1,579.6 million, up 13.1% from the prior year third quarter, including a 4.2-point negative impact of foreign exchange rates compared with the prior year period, compared with $1,397.3 million in the prior year third quarter, and up 7.5% on an adjusted constant currency basis.
•Operating income was $157.5 million, or 10.0% of revenue, compared with $151.4 million, or 10.8% of revenue, in the prior year third quarter.
•Non-GAAP operating income was $221.5 million, or 14.0% of revenue, compared with $181.6 million, or 13.0% of revenue, in the prior year third quarter.
•Adjusted EBITDA was $258.4 million, or 16.4% of revenue, compared with $214.8 million, or 15.4% of revenue, in the prior year third quarter.
•Cash flow from operations was $152.6 million in the quarter. Free cash flow for the quarter was $126.4 million.
•Diluted earnings per common share (“EPS”) was $2.04 compared to $2.08 in the prior year third quarter.
•Non-GAAP diluted EPS was $2.95 compared to $2.49 in the prior year third quarter.

"We executed well in the third quarter, delivering solid revenue growth and profit improvements even in the uncertain macro environment,” said Chris Caldwell, Concentrix President and CEO. "In addition to strong new business signings in the quarter, we recently closed two very large deals taking advantage of our CX operations and Catalyst capabilities and see opportunities for growth across our entire business portfolio over the medium- and long-term. During the quarter, we welcomed ServiceSource's world-class B2B sales team that hit the ground running and are integrating quickly. This acquisition continues to build out our differentiated offerings making us a go-to partner for Designing, Building and Running the Future of CX. We continue to see opportunities in the marketplace that we believe will allow us to achieve our long-term financial objectives.”

Quarterly Dividend and Share Repurchase Program:
•Concentrix paid a $0.25 per share quarterly dividend on August 9, 2022. The Company’s Board of Directors has declared a quarterly dividend of $0.275 per share payable on November 8, 2022, to shareholders of record at the close of business on October 28, 2022.
•Concentrix repurchased 0.4 million shares in the third quarter at a cost of $50.3 million under its previously announced share repurchase program at an average cost of $136.07 per share. At August 31, 2022, the Company’s remaining share repurchase authorization was $366.8 million.

Fourth Quarter and Full Year Fiscal 2022 Outlook
The following statements are based on Concentrix’ current expectations for the fourth quarter and full year fiscal 2022. Non-GAAP financial measures exclude the impact of acquisition-related and integration expenses, amortization of intangible assets, depreciation, share-based compensation and the related tax effects thereon. These statements are forward-looking and actual results may differ materially.

Fourth Quarter Fiscal 2022 Expectations:
•Fourth quarter adjusted constant currency revenue growth is expected to approximate 7%. Based on current exchange rates, we expect an approximate 5-point negative impact of foreign exchange rates compared with the prior year. Additionally, we expect the contribution of approximately $175 million in fourth quarter revenue from businesses acquired since the beginning of the prior year fourth quarter.
•Operating income is expected to exceed $180 million and non-GAAP operating income is expected to exceed $254 million.
•The effective tax rate is expected to approximate 24% to 25%.

Full Year 2022 Expectations:
Based on our expectations for the fourth quarter, we expect the following full year fiscal 2022 results:
•Full year adjusted constant currency revenue growth is expected to approximate 9%. Based on current exchange rates, we expect an approximate 4-point negative impact of foreign exchange rates compared with the prior year. Additionally, we expect full year revenue to include a net contribution of approximately $486 million from businesses acquired and divested since the beginning of fiscal year 2021.
•Operating income is expected to exceed $642 million and non-GAAP operating income is expected to exceed $890 million.
•The effective tax rate is expected to approximate 25%.

Conference Call and Webcast
Concentrix will host a conference call for investors to review its third quarter fiscal 2022 results tomorrow morning, Thursday, September 29, 2022 at 9:00 a.m. (ET)/6:00 a.m. (PT).

The live conference call will be webcast in listen-only mode in the Investor Relations section of the Concentrix website under “Events and Presentations” at https://ir.concentrix.com/events-and-presentations. A replay will also be available on the website following the conference call.

About Concentrix
Concentrix Corporation (Nasdaq: CNXC) is a leading global provider of customer experience (CX) solutions and technology, improving business performance for some of the world’s best brands including over 100 Fortune Global 500 clients and more than 125 new economy clients. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients by reimagining everything CX through Strategy + Talent + Technology. Concentrix provides services to clients in our key industry verticals: technology & consumer electronics; retail, travel & ecommerce; banking, financial services & insurance; healthcare; communications & media; automotive; and energy & public sector. Visit www.concentrix.com to learn more.

Use of Non-GAAP Information
In addition to disclosing financial results that are determined in accordance with GAAP, we also disclose certain non-GAAP financial information, including:

•Constant currency revenue growth, which is revenue growth adjusted for the translation effect of foreign currencies so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of our business performance. Constant currency revenue growth is calculated by translating the revenue of each fiscal year in the billing currency to U.S. dollars using the comparable prior year’s currency conversion rate in comparison to prior year’s revenue. Generally, when the U.S. dollar either strengthens or weakens against other currencies, revenue growth at constant currency rates or adjusting for currency will be higher or lower than revenue growth reported at actual exchange rates.
•Adjusted constant currency revenue growth, which is constant currency revenue growth excluding revenue for businesses acquired or divested since the beginning of the prior year period so that revenue growth can be viewed without the impact of acquisitions or divestitures, thereby facilitating period-to-period comparisons of our business performance.
•Non-GAAP operating income, which is operating income, adjusted to exclude acquisition-related and integration expenses, including related restructuring costs, amortization of intangible assets, and share-based compensation.
•Non-GAAP operating margin, which is non-GAAP operating income, as defined above, divided by revenue.
•Adjusted earnings before interest, taxes, depreciation, and amortization, or adjusted EBITDA, which is non-GAAP operating income, as defined above, plus depreciation.
•Adjusted EBITDA margin, which is adjusted EBITDA, as defined above, divided by revenue.
•Non-GAAP net income, which is net income excluding the tax effected impact of acquisition-related and integration expenses, including related restructuring costs, amortization of intangible assets, and share-based compensation.
•Free cash flow, which is cash flows from operating activities less capital expenditures. We believe that free cash flow is a meaningful measure of cash flows since capital expenditures are a necessary component of ongoing operations. However, free cash flow has limitations because it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments for business acquisitions.
•Non-GAAP diluted earnings per common share (“EPS”), which is diluted EPS excluding the per share, tax effected impact of acquisition-related and integration expenses, including related restructuring costs, amortization of intangible assets, and share-based compensation.

We believe that providing this additional information is useful to the reader to better assess and understand our base operating performance, especially when comparing results with previous periods and for planning and forecasting in future periods, primarily because management typically monitors the business adjusted for these items in addition to GAAP results. Management also uses these non-GAAP measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. These non-GAAP financial measures exclude amortization of intangible assets.

Although intangible assets contribute to our revenue generation, the amortization of intangible assets does not directly relate to the services performed for our clients. Additionally, intangible asset amortization expense typically fluctuates based on the size and timing of our acquisition activity. Accordingly, we believe excluding the amortization of intangible assets, along with the other non-GAAP adjustments, which neither relate to the ordinary course of our business nor reflect our underlying business performance, enhances our and our investors’ ability to compare our past financial performance with its current performance and to analyze underlying business performance and trends. These non-GAAP financial measures also exclude share-based compensation expense. Given the subjective assumptions and the variety of award types that companies can use when calculating share-based compensation expense, management believes this additional information allows investors to make additional comparisons between our operating results and those of our peers. As these non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

Safe Harbor Statement
This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial condition and growth, results of operations, including revenue and operating income, effective tax rate, margin expansion, capital allocation, business strategy, foreign currency exchange rate fluctuations, achievement of the Company’s long-term financial objectives and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks related to general economic conditions, including uncertainty related to the COVID-19 pandemic, the conflict in Ukraine and their effects on the global economy, supply chains, inflation, the Company’s business and the business of the Company’s clients; other communicable diseases, natural disasters, adverse weather conditions or public health crises; cyberattacks on the Company’s or its clients’ networks and information technology systems; the inability to protect personal and proprietary information; the failure of the Company’s staff and contractors to adhere to the Company’s and its clients’ controls and processes; the inability to execute on the Company’s digital CX strategy; the inability to successfully identify, complete and integrate strategic acquisitions or investments, including the integration of ServiceSource International, Inc.; competitive conditions in the Company’s industry and consolidation of its competitors; geopolitical, economic and climate or weather related risks in regions with a significant concentration of the Company’s operations; higher than expected tax liabilities; the loss of key personnel; the demand for CX solutions and technology; variability in demand by clients or the early termination of the Company’s client contracts; the level of business activity of the Company’s clients and the market acceptance and performance of their products and services; the operability of communication services and information technology systems and networks; changes in law, regulations or regulatory guidance; currency exchange rate fluctuations; damage to the Company’s reputation through the actions or inactions of third parties; increases in the cost of labor; investigative or legal actions; and other factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021 filed with the Securities and Exchange Commission and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.

Copyright 2022 Concentrix Corporation. All rights reserved. Concentrix, the Concentrix logo, and all other Concentrix company, product and services names and slogans are trademarks or registered trademarks of Concentrix Corporation and its subsidiaries. Concentrix and the Concentrix logo Reg. U.S. Pat. & Tm. Off. and applicable non-U.S. jurisdictions. Other names and marks are the property of their respective owners.

Investor Contact:
David Stein
Investor Relations
Concentrix Corporation
david.stein@concentrix.com
(513) 703-9306

CONCENTRIX CORPORATION
CONSOLIDATED BALANCE SHEETS
(currency and share amounts in thousands, except par value)

	August 31, 2022	November 30, 2021
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$176,082	$182,038
Accounts receivable, net	1,355,065	1,207,953
Other current assets	186,256	153,074
Total current assets	1,717,403	1,543,065
Property and equipment, net	390,343	407,144
Goodwill	2,971,820	1,813,502
Intangible assets, net	1,025,776	655,528
Deferred tax assets	59,685	48,413
Other assets	584,847	578,715
Total assets	$6,749,874	$5,046,367

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$114,128	$129,359
Current portion of long-term debt	6,250	—
Accrued compensation and benefits	465,137	453,434
Other accrued liabilities	397,226	351,642
Income taxes payable	45,472	33,779
Total current liabilities	1,028,213	968,214
Long-term debt, net	2,401,099	802,017
Other long-term liabilities	515,237	546,410
Deferred tax liabilities	158,698	109,471
Total liabilities	4,103,247	2,426,112
Stockholders’ equity:
Preferred stock, $0.0001 par value, 10,000 shares authorized and no shares issued and outstanding as of August 31, 2022 and November 30, 2021, respectively	—	—
Common stock, $0.0001 par value, 250,000 shares authorized; 52,093 and 51,927 shares issued as of August 31, 2022 and November 30, 2021, respectively, and 51,016 and 51,594 shares outstanding as of August 31, 2022 and November 30, 2021, respectively	5	5
Additional paid-in capital	2,415,868	2,355,767
Treasury stock, 1,077 and 333 shares as of August 31, 2022 and November 30, 2021, respectively	(167,420)	(57,486)
Retained earnings	683,466	392,495
Accumulated other comprehensive loss	(285,292)	(70,526)
Total stockholders’ equity	2,646,627	2,620,255
Total liabilities and stockholders’ equity	$6,749,874	$5,046,367

CONCENTRIX CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(currency and share amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	August 31, 2022	August 31, 2021	% Change	August 31, 2022	August 31, 2021	% Change
Revenue
Technology and consumer electronics	$500,595	$448,104	12%	$1,437,548	$1,278,199	12%
Retail, travel and ecommerce	299,595	241,662	24%	879,537	712,629	23%
Communications and media	274,424	256,461	7%	808,884	760,111	6%
Banking, financial services and insurance	234,844	210,730	11%	733,673	648,630	13%
Healthcare	143,085	113,749	26%	441,473	354,391	25%
Other	127,059	126,545	—%	382,640	366,447	4%
Total revenue	1,579,602	1,397,251	13%	4,683,755	4,120,407	14%
Cost of revenue	1,012,754	915,910	11%	3,019,857	2,670,287	13%
Gross profit	566,848	481,341	18%	1,663,898	1,450,120	15%
Selling, general and administrative expenses	409,303	329,962	24%	1,201,696	1,035,628	16%
Operating income	157,545	151,379	4%	462,202	414,492	12%
Interest expense and finance charges, net	20,272	4,868	316%	42,015	19,316	118%
Other expense (income), net	(12,086)	(5,858)	106%	(22,247)	(5,601)	297%
Income before income taxes	149,359	152,369	(2)%	442,434	400,777	10%
Provision for income taxes	42,235	42,615	(1)%	111,738	119,308	(6)%
Net income before non-controlling interest	107,124	109,754	(2)%	330,696	281,469	17%
Less: Net income attributable to non-controlling interest	434	—	100%	591	—	100%
Net income attributable to Concentrix Corporation	$106,690	$109,754	(3)%	$330,105	$281,469	17%

Earnings per common share:
Basic	$2.05	$2.10		$6.32	$5.41
Diluted	$2.04	$2.08		$6.28	$5.35
Weighted-average common shares outstanding
Basic	51,193	51,432		51,461	51,288
Diluted	51,549	52,061		51,834	51,914

CONCENTRIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(currency and share amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Revenue	$1,579,602	$1,397,251	$4,683,755	$4,120,407
Revenue growth, as reported under U.S. GAAP	13.1%	20.1%	13.7%	20.5%
Foreign exchange impact	4.2%	(2.0)%	2.9%	(2.7)%
Constant currency revenue growth	17.3%	18.1%	16.6%	17.8%
Effect of excluding revenue of acquired and divested businesses	(9.8)%	1.1%	(7.5)%	0.7%
Adjusted constant currency revenue growth	7.5%	19.2%	9.1%	18.5%

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operating income	$157,545	$151,379	$462,202	$414,492
Acquisition-related and integration expenses	12,565	—	15,213	—
Amortization of intangibles	41,500	33,997	121,025	103,195
Share-based compensation	9,862	9,457	37,678	25,858
Gain on divestitures and related transaction costs	—	(13,197)	—	(13,197)
Non-GAAP operating income	$221,472	$181,636	$636,118	$530,348

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Net income	$106,690	$109,754	$330,105	$281,469
Net income attributable to non-controlling interest	434	—	591	—
Interest expense and finance charges, net	20,272	4,868	42,015	19,316
Provision for income taxes	42,235	42,615	111,738	119,308
Other expense (income), net	(12,086)	(5,858)	(22,247)	(5,601)
Acquisition-related and integration expenses	12,565	—	15,213	—
Gain on divestitures and related transaction costs	—	(13,197)	—	(13,197)
Amortization of intangibles	41,500	33,997	121,025	103,195
Share-based compensation	9,862	9,457	37,678	25,858
Depreciation	36,933	33,146	110,107	105,371
Adjusted EBITDA	$258,405	$214,782	$746,225	$635,719

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operating margin	10.0%	10.8%	9.9%	10.1%
Non-GAAP operating margin	14.0%	13.0%	13.6%	12.9%
Adjusted EBITDA margin	16.4%	15.4%	15.9%	15.4%

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Net income	$106,690	$109,754	$330,105	$281,469
Acquisition-related and integration expenses	12,565	—	15,213	—
Amortization of intangibles	41,500	33,997	121,025	103,195
Share-based compensation	9,862	9,457	37,678	25,858
Gain on divestitures and related transaction costs	—	(13,197)	—	(13,197)
Income taxes related to the above (1)	(16,237)	(8,315)	(44,170)	(20,742)
Non-GAAP net income	$154,380	$131,696	$459,851	$376,583

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Net income	$106,690	$109,754	$330,105	$281,469
Less: net income allocated to participating securities	(1,571)	(1,649)	(4,816)	(3,945)
Net income attributable to common stockholders	105,119	108,105	325,289	277,524
Acquisition-related and integration expenses allocated to common stockholders	12,380	—	14,991	—
Amortization of intangibles allocated to common stockholders	40,889	33,486	119,259	101,749
Share-based compensation allocated to common stockholders	9,717	9,315	37,128	25,496
Gain on divestitures and related transaction costs allocated to common stockholders	—	(12,999)	—	(13,012)
Income taxes related to the above allocated to common stockholders (1)	(15,998)	(8,190)	(43,526)	(20,450)
Non-GAAP net income attributable to common stockholders	$152,107	$129,717	$453,141	$371,307

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Diluted earnings per common share (“EPS”) (2)	$2.04	$2.08	$6.28	$5.35
Acquisition-related and integration expenses	0.24	—	0.29	—
Amortization of intangibles	0.79	0.64	2.30	1.96
Share-based compensation	0.19	0.18	0.72	0.49
Gain on divestitures and related transaction costs	—	(0.25)	—	(0.25)
Income taxes related to the above (1)	(0.31)	(0.16)	(0.85)	(0.40)
Non-GAAP diluted EPS	$2.95	$2.49	$8.74	$7.15

Weighted-average number of common shares - diluted	51,549	52,061	51,834	51,914

	Three Months Ended		Nine Months Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Net cash provided by operating activities	$152,557	$93,010	$365,041	$332,125
Purchases of property and equipment	(26,110)	(42,111)	(97,276)	(112,869)
Free cash flow	$126,447	$50,899	$267,765	$219,256

Forecast
Three Months Ending November 30, 2022
(To exceed)
Operating income	$180,000
Acquisition-related and integration expenses	15,000
Amortization of intangibles	42,400
Share-based compensation	16,600
Non-GAAP operating income	$254,000

Forecast
Fiscal Year Ending November 30, 2022
(To exceed)
Operating income	$642,087
Acquisition-related and integration expenses	30,213
Amortization of intangibles	163,400
Share-based compensation	54,300
Non-GAAP operating income	$890,000

(1) The tax effect of taxable and deductible non-GAAP adjustments was calculated using the tax-deductible portion of the expenses and applying the entity-specific, statutory tax rates applicable to each item during the respective periods presented.

(2) Diluted EPS is calculated using the two-class method. Unvested restricted stock awards granted to employees are considered participating securities. For the purposes of calculating diluted EPS, net income attributable to participating securities was approximately 1.5% of net income for both the three months ended August 31, 2022 and 2021 and 1.5% and 1.4% of net income, respectively, for the nine months ended August 31, 2022 and 2021, and was excluded from total net income to calculate net income attributable to common stockholders. In addition, the non-GAAP adjustments allocated to common stockholders were calculated based on the percentage of net income attributable to common stockholders.